UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 2, 2026 (January 30, 2026)
CLARIVATE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911
(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

70 St. Mary Axe
London	EC3A 8BE
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.
The information set forth in Item 8.01 below as to the satisfaction and discharge of the Indenture dated as of October 31, 2019 (as amended or supplemented to date, the “Indenture”) among Camelot Finance S.A., a subsidiary of Clarivate Plc (the “Company”), the guarantors named therein, and Wilmington Trust, National Association, as trustee (the “Trustee”) and collateral agent with respect to the 2026 Notes (as defined below) is incorporated by reference into this Item 1.02.
Item 8.01. Other Events.
Full Redemption and Satisfaction and Discharge of the 2026 Notes
On January 20, 2026, the Company sent a notice of full redemption to the Trustee, for all of the outstanding aggregate principal amount of the 4.50% Senior Secured Notes due 2026 (144A/Reg S CUSIP: 13323A AB6 / L1408L AB2; 144A/Reg S ISIN: US13323AAB61 / USL1408LAB29), originally issued on October 31, 2019 (the “2026 Notes”), at a cash redemption price calculated as provided in the 2026 Notes, plus accrued and unpaid interest to the redemption date of January 30, 2026.
On January 30, 2026, the Company irrevocably deposited, or caused to be deposited, with the Trustee money (the “Trust Funds”) in an amount sufficient to fund the payment of the principal amount of, and accrued and unpaid interest on, the 2026 Notes. After the deposit of such Trust Funds, the Indenture was satisfied and discharged in accordance with its terms.
As a result of the satisfaction and discharge of the Indenture, the Company has been released from its obligations under the Indenture, except those provisions of the Indenture that, by their terms, survive the satisfaction and discharge of the Indenture.
The Company’s press release dated February 2, 2026 announcing the full redemption of the 2026 Notes is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

No.	Description
99.1	Press release issued by Clarivate Plc dated February 2, 2026
104	The cover page from the Company's Current Report on Form 8-K dated February 2, 2026, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARIVATE PLC

Date: February 2, 2026	By: /s/ John Doulamis
Name: John Doulamis
Senior Vice President and General Counsel